Exhibit 99.1

NEWS RELEASE

Investors and Media Contacts: Bill Horning / Nate Purpura 925.658.6193 / 925.658.6247

THE PMI GROUP, INC. REPORTS

FIRST QUARTER 2008 FINANCIAL RESULTS

Walnut Creek, CA, May 12, 2008 - The PMI Group, Inc. (NYSE: PMI) (the “Company”) today reported a net loss for the first quarter of 2008 of $274.0 million, or $3.37 per basic and diluted1 share, compared to net income in the first quarter of 2007 of $102.0 million, or $1.16 per diluted share. The net loss for the first quarter of 2008 was primarily due to a net loss of $172.5 million in the U.S. Mortgage Insurance Operations due to increases in paid claims, loss adjustment expenses and additions to the reserve for losses (collectively “Losses and LAE”) and an other-than-temporary impairment of the Company’s investment in FGIC. These losses were partially offset by higher net income from International Operations.

First Quarter 2008 Update:

•

In the U.S. Mortgage Insurance Operations, net premiums earned increased by 7.2% to $207.8 million from $193.8 million in the first quarter of 2007. Primary insurance in force increased by 16.3% to $124.3 billion from $106.9 billion in the first quarter of 2007.

•

PMI Australia reported record net income of $30.5 million, an increase of 69% from the first quarter 2007. Insurance in force for PMI Australia increased by 16.6% to $182.7 billion from $156.7 billion.

•

In the Financial Guaranty segment, the Company determined that its investment in FGIC was other-than-temporarily impaired and reduced the carrying value of its investment from $103.6 million at December 31, 2007 to zero. The impairment resulted in an $88.0 million loss in the current quarter and a $15.6 million loss in other comprehensive income. To the extent that the Company’s carrying value remains zero, the Company will not recognize in future periods its proportionate share of FGIC losses, if any, and the Company is under no obligation to provide additional capital to FGIC.

•	The Company completed the collateral pledge agreement for its revolving credit facility and drew $200 million under the facility.

[1]

Due to the net loss in the first quarter 2008, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

•

The Company and its financial advisors continue to evaluate the execution of various capital raising initiatives that include reinsurance, the possible complete or partial sale of assets and/or capital markets transactions.

Consolidated Operating Results

Consolidated net premiums written for the first quarter of 2008 totaled $255.3 million compared with $244.1 million for the same period one year ago. The year over year increase was due primarily to higher persistency and increases in average premium rates and insured loan sizes in U.S. Mortgage Insurance Operations, and favorable foreign exchange rates for International Operations’ net premiums written.

Consolidated premiums earned for the first quarter of 2008 were $262.0 million compared with $236.4 million for the same period one year ago. The increase was due primarily to improved persistency and larger loan sizes in our U.S. Mortgage Insurance Operations and larger loan sizes in International Operations.

Consolidated losses and LAE for the first quarter of 2008 were $579.8 million compared with $109.3 million for the same period one year ago. The increase was primarily a result of higher Losses and LAE in our U.S. Mortgage Insurance Operations as a result of the significant deterioration in the U.S. housing, mortgage and capital markets.

Consolidated reserve for losses and LAE totaled $1.7 billion as of March 31, 2008 compared with $1.2 billion as of December 31, 2007 and $443.0 million as of March 31, 2007. Reserves for losses and LAE in the U.S. Mortgage Insurance Operations increased $456.2 million in the first quarter of 2008 primarily due to an increase in notices of default, increased claim rates and larger claim sizes. PMI Australia’s reserve for losses and LAE increased $9.0 million in the first quarter of 2008 principally due to an increase in notices of default, higher claim rates and higher average claim sizes.

Consolidated other underwriting and operating expenses for the first quarter of 2008 were $58.9 million compared with $62.7 million for the same period one year ago. The decrease was primarily a result of lower employee compensation expenses.

The PMI Group, Inc. First Quarter Results by Segment

	First Quarter Total Revenues		First Quarter Net (Loss) Income
(Dollars in millions, except per share data)	2008	2007	2008	2007
U.S. Mortgage Insurance Operations[2]	$277.3	$224.3	$(172.5)	$68.9
International Operations[3]	90.8	63.8	17.8	23.1
Financial Guaranty[4]	(85.3)	2.5	(124.2)	29.9
Corporate and Other[5]	33.2	3.8	5.0	(19.8)

Consolidated Total	$315.9	$294.5	$(274.0)	$102.0

Diluted Net (Loss) Income Per Share[1]			$(3.37)	$1.16
Book Value Per Share			$27.58	$42.21

May not total due to rounding.

Segment Highlights

U.S. Mortgage Insurance Operations

•

The net loss totaled $172.5 million for the first quarter of 2008 compared with net income of $68.9 million in the first quarter of 2007. The net loss in the first quarter was due primarily to higher Losses and LAE partially offset by higher premiums earned, increased realized investment gains and lower other underwriting and operating expenses.

•

Net premiums earned in the first quarter of 2008 increased by 7.2% to $207.8 million from $193.8 million in the first quarter of 2007. The increase was due primarily to a 16.3% increase in insurance in force to $124.3 billion from $106.9 billion in the first quarter of 2007 and a higher primary persistency rate. In the first quarter of 2008, the primary persistency rate increased to 77.6% compared with 70.7% in the first quarter of 2007.

•

Losses and LAE in the first quarter of 2008 were $537.0 million compared with $92.8 million in the first quarter of 2007 driven by an increase in notices of default, increased claim rates and larger claim sizes.

•

Total claims paid increased to $162.6 million for the first quarter of 2008 compared with $69.3 million in the first quarter of 2007 driven by an increase in claim rates and larger average claim sizes.

•

After tax equity in earnings from CMG MI for the first quarter of 2008 were $1.9 million, compared with $3.2 million for the same period of 2007. The decline in equity in earnings was primarily driven by higher Losses and LAE partially offset by higher premiums earned. CMG MI’s insurance in force grew to $19.5 billion, persistency increased to 81.6% and the primary default rate was 1.42%.

[2]

“U.S. Mortgage Insurance Operations” includes the results of PMI Mortgage Insurance Co. (PMI), affiliated U.S. reinsurance companies and equity in earnings from CMG Mortgage Insurance Company (CMG MI).

[3]	“International Operations” includes the results of PMI Australia, PMI Europe, PMI Asia and PMI Canada.

[4]	“Financial Guaranty” includes PMI Guaranty Co. (PMI Guaranty) and our equity investments in Financial Guaranty Insurance Company, Inc. (FGIC) and Ram Reinsurance Company Ltd. (RAM Re).

[5]	The “Corporate and Other” segment primarily consists of the holding company, contract underwriting operations and intercompany eliminations.

International Operations

•

PMI Australia reported record net income of $30.5 million for the first quarter of 2008 compared with net income of $18.0 million for the first quarter of 2007. The increase in net income was due primarily to higher premiums earned, net investment income and net realized investment gains, as well as the strengthening Australian dollar. The increase in net income was partially offset by higher Losses and LAE. The first quarter of 2008 addition to reserves for losses and LAE was $9.0 million bringing the total reserves for losses and LAE to $74.1 million. Claims paid for the first quarter totaled $14.4 million.

•

PMI Europe reported a net loss of $13.9 million in the first quarter of 2008 compared with net income of $3.0 million for the same period a year ago. The decrease was driven by an increase in loss reserves due primarily to the deteriorating performance of certain U.S. exposures on which PMI Europe provided reinsurance coverage in 2005. To a lesser extent, the decrease was driven by an unrealized $2.6 million (pre-tax) negative mark-to-market adjustment on credit default swaps related to European prime mortgage risks due to widening credit spreads.

•	PMI Asia’s net income in the first quarter of 2008 totaled $2.7 million compared with $2.2 million for the same period a year ago.

Financial Guaranty

•

The Company determined that its investment in FGIC was other-than-temporarily impaired and reduced the carrying value of its investment from $103.6 million at December 31, 2007 to zero. Due to the impairment of its FGIC investment in the first quarter of 2008, the Company did not recognize any equity in earnings or losses in the quarter. In the first quarter of 2007, the Company recorded after tax equity in earnings of $27.1 million.

•

After tax equity in losses from RAM Re for the first quarter of 2008 were $36.2 million compared with after tax equity in earnings of $1.5 million for the same period one year ago. The decrease was due primarily to net unrealized mark-to-market losses on its derivative portfolio as a result of widening spreads and an increase in loss reserves related to continuing deterioration in the performance of residential mortgage backed securities. After equity in losses in the quarter, the Company determined that the carrying value of its investment in RAM Re was below the market value and therefore no impairment was necessary. As of March 31, 2008, the carrying value of the Company’s investment in RAM Re was $26.0 million.

•	PMI Guaranty reported a net loss of $1.3 million in the first quarter of 2008 compared with net income of $1.2 million for the same period one year ago.

Corporate and Other

•

The Corporate and Other segment reported net income of $5.0 million for the first quarter of 2008 compared with a net loss of $19.8 million for the same period a year ago. The increase in net income for the first quarter of 2008 compared with the net loss in the first quarter of 2007 was due primarily to the reporting of certain debt instruments at fair value under SFAS No. 157 and 159[6] and, to a lesser extent, lower other underwriting and operating expenses related to contract underwriting services and lower share-based compensation.

[6]

Effective January 1, 2008 the Company adopted SFAS No. 157, Fair Value Measurements, and SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB No. 115. SFAS No. 157 provides a framework for measuring fair value under GAAP. SFAS No. 159 allows an entity the irrevocable option to elect fair value for the initial subsequent measurement of certain financial assets and liabilities on a contract-by-contract basis.

Supplemental Financial Information

•	The PMI Group, Inc.’s First Quarter 2008 Financial Supplement can be found at www.pmigroup.com under Investor Relations.

ABOUT THE PMI GROUP, INC.

The PMI Group, Inc. (NYSE: PMI), headquartered in Walnut Creek, CA, is an international provider of credit enhancement products that promote homeownership and facilitate mortgage transactions in the capital markets. Through its wholly owned subsidiaries and unconsolidated strategic investments, the company offers residential mortgage insurance and credit enhancement products domestically and internationally, financial guaranty insurance, and financial guaranty reinsurance. Through its subsidiaries, The PMI Group, Inc. is one of the world’s largest providers of private mortgage insurance with operations in the United States, Australia and New Zealand, Canada and the European Union, as well as one of the largest providers of mortgage guaranty reinsurance in Hong Kong. For more information: www.pmigroup.com.

Cautionary Statement: Statements in this press release that are not historical facts, or that relate to future plans, events or performance are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by forward-looking statements. Such factors include, among others, national or regional recessions, and further deterioration in the housing, mortgage and related credit markets. In particular, declines in housing values and/or housing demand, deterioration of borrower credit, higher unemployment rates, changes in interest rates, higher levels of consumer credit, higher mortgage default and claim rates, lower cure rates, higher claim sizes, the aging of our mortgage insurance portfolios, adverse changes in liquidity in the capital markets, the inability of loans servicers to process higher volumes of delinquent loans, and the further contraction of credit markets could negatively affect our losses. Other risks and uncertainties are discussed in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2007 (in Item 1A) and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008. We undertake no obligation to update forward-looking statements.

# # #

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2008	2007
	(Unaudited)
	(Dollars in thousands, except per share data)
Net premiums written	$255,325	$244,051

Revenues
Premiums earned	$261,965	$236,361
Net gain from credit default swaps	800	1,828
Net investment income	58,313	52,639
Net realized investment gains	51,010	1,578
Change in fair value of certain debt instruments	28,708	—
Impairment of unconsolidated subsidiary	(87,981)	—
Other income	3,085	2,082

Total revenues	315,900	294,488

Losses and expenses
Losses and loss adjustment expenses	579,794	109,320
Amortization of deferred policy acquisition costs	9,896	16,445
Other underwriting and operating expenses	58,920	62,701
Interest expense	8,363	8,259

Total losses and expenses	656,973	196,725

(Loss) income before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(341,073)	97,763
Equity in (losses) earnings from unconsolidated subsidiaries	(33,477)	36,509

(Loss) income before income taxes	(374,550)	134,272
Income tax (benefit) expense	(100,586)	32,239

Net (loss) income	$(273,964)	$102,033

Diluted net (loss) income per share	$(3.37)	$1.16

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31, 2008	December 31, 2007	March 31, 2007
	(Unaudited)	(Audited)	(Unaudited)
	(Dollars in thousands, except per share data)
Assets
Investments	$3,925,343	$3,729,151	$3,377,635
Cash and cash equivalents	455,509	427,912	557,605
Investments in unconsolidated subsidiaries	175,155	309,800	1,129,764
Reinsurance recoverable	131,010	36,917	3,573
Deferred policy acquisition costs	65,951	59,712	88,772
Property, equipment and software, net of accumulated depreciation and amortization	159,512	161,762	170,597
Other assets	315,289	345,186	201,699

Total assets	$5,227,769	$5,070,440	$5,529,645

Liabilities
Reserve for losses and loss adjustment expenses	$1,729,469	$1,242,599	$443,020
Unearned premiums	626,462	611,247	537,857
Debt	414,378	496,593	496,593
Other liabilities	217,591	207,039	387,214

Total liabilities	2,987,900	2,557,478	1,864,684
Shareholders’ equity	2,239,869	2,512,962	3,664,961

Total liabilities and shareholders’ equity	$5,227,769	$5,070,440	$5,529,645

Basic shares issued and outstanding	81,213	81,120	86,835

Book value per share	$27.58	$30.98	$42.21

Note: Please refer to The PMI Group, Inc. First Quarter 2008 Financial Supplement for additional information.

The PMI Group, Inc.

First Quarter 2008

Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED MARCH 31, 2008

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED MARCH 31, 2008

Notes to Financial Results and Statistical Information:

(1)	U.S. Mortgage Insurance Operations segment includes the operating results of PMI Mortgage Insurance Co. and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). CMG Mortgage Insurance Company and its affiliates are included under the equity method of accounting in equity in earnings from unconsolidated subsidiaries.

(2)	International Operations segment includes PMI Australia, PMI Europe, PMI Asia and PMI Canada. PMI Canada began offering residential mortgage insurance products to Canadian lenders and mortgage originators in the second quarter of 2007.

(3)	Financial Guaranty segment represents PMI Guaranty Co. (“PMI Guaranty”) and our equity investments in FGIC Corporation and RAM Reinsurance Company, Ltd. (“RAM Re”). See note 16 below for discussion on impairment of The PMI Group Inc’s (the “Company”) investment in FGIC.

(4)	The Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co.; investment income, interest expense, intercompany eliminations and corporate expenses of the Company; the results of Commercial Loan Insurance Corporation, WMAC Credit Insurance Corporation and equity in earnings(losses) from certain limited partnerships.

(5)	For the quarter ended March 31, 2008, the Company’s equity in earnings (losses) from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”), RAM Re, and certain limited partnership interests.

(6)	Other underwriting and operating expenses from the Corporate and Other segment include charges of $4.4 million (pre-tax) or $3.1million (after tax) for share-based compensation expenses in the first quarter ended March 31, 2008, compared to $7.1 million or $5.0 million (after tax) for the corresponding periods in 2007.

(7)	The expense ratio is expressed as a ratio, of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses to net premiums written. The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) to premiums earned.

(8)	Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations.

(9)	The statutory risk-to-capital ratio is for PMI Mortgage Insurance Co. only.

(10)	During the first quarter of 2008, the Company did not repurchase any common shares. The total number of shares repurchased in the first quarter of 2007 was 325,000.

(11)	Interest expense in our Financial Guaranty segment relates to a $50 million surplus note provided to PMI Guaranty by the Company. The surplus note bears interest at an annual rate of 5.85% and is due October 20, 2026. The surplus note and the interest expense are eliminated in the Corporate and Other segment.

(12)	As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as recent period end in the total column.

(13)	Due to the net loss in this quarter, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(14)	Claim severity is, for a given period, claims paid as a percentage of the total risk in force of loans for which claims were paid.

(15)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

(16)	In connection with the preparation of its consolidated financial statements for the quarter ended March 31, 2008, the Company determined that its investment in FGIC was other-than-temporarily impaired and reduced the carrying value of its investment in FGIC from $103.6 million at December 31, 2007 to zero. This reduction resulted in an $88.0 million net realized investment loss in the consolidated statement of operations and $15.6 million loss in other comprehensive income in the current quarter. Due to the impairment of its FGIC investment in the first quarter of 2008, the Company did not recognize any equity in earnings (losses) from FGIC in that quarter.

(17)	Effective January 1, 2008, the Company adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB Statement No. 115 (“SFAS No. 159”). The Company elected to adopt the fair value option for certain corporate debt on the adoption date, and recognized a net of tax gain of $34.8 million to the beginning retained earnings as of January 1, 2008 related to the initial adoption of SFAS No. 159. For the quarter ended March 31, 2008, the Company’s net income included a $28.7 million gain related to the subsequent measurement of fair value for these debt instruments.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior periods' information has been reclassified to conform to the current periods’ presentation.

The PMI Group, Inc.’s Investor Relations contacts:

Bill Horning	Kosta Karmaniolas
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2008	2007
	(Unaudited)
	(Dollars and shares in thousands, except per share data)
Net premiums written	$255,325	$244,051

Revenues
Premiums earned	$261,965	$236,361
Net gain from credit default swaps	800	1,828
Net investment income	58,313	52,639
Net realized investment gains	51,010	1,578
Change in fair value of certain debt instruments (17)	28,708	—
Impairment of unconsolidated subsidiary (16)	(87,981)	—
Other income	3,085	2,082

Total revenues	315,900	294,488

Losses and expenses
Losses and loss adjustment expenses	579,794	109,320
Amortization of deferred policy acquisition costs	9,896	16,445
Other underwriting and operating expenses (6)	58,920	62,701
Interest expense	8,363	8,259

Total losses and expenses	656,973	196,725

(Loss) income before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(341,073)	97,763
Equity in (losses) earnings from unconsolidated subsidiaries (5)	(33,477)	36,509

(Loss) income before income taxes	(374,550)	134,272
Income tax (benefit) expense	(100,586)	32,239

Net (loss) income	$(273,964)	$102,033

Diluted net (loss) income per share	$(3.37)	$1.16

Reconciliation of (losses) earnings per share
Net (loss) income	$(273,964)	$102,033

Net (loss) income adjusted for diluted earnings per share calculation	$(273,964)	$102,033

Share data:
Basic weighted average common shares outstanding	81,204	86,968
Stock options and other dilutive components (13)	—	1,212

Diluted weighted average common shares outstanding (13)	81,204	88,180

Share repurchase data:
Common shares repurchased (10)	—	325

Average price paid per common share repurchased (including commissions)	$—	$43.81

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,	March 31,
	2008	2007	2007
	(Unaudited)	(Audited)	(Unaudited)
	(Dollars and shares in thousands, except per share data)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$3,623,433	$3,266,693	$2,946,665
Equity securities:
Common	17,268	159,936	170,763
Preferred	281,748	299,630	254,407
Short term investments	2,894	2,892	5,800

Total investments	$3,925,343	$3,729,151	$3,377,635
Cash and cash equivalents	455,509	427,912	557,605
Investments in unconsolidated subsidiaries (5)	175,155	309,800	1,129,764
Reinsurance recoverable	131,010	36,917	3,573
Deferred policy acquisition costs	65,951	59,712	88,772
Property, equipment and software, net of accumulated depreciation and amortization	159,512	161,762	170,597
Other assets	315,289	345,186	201,699

Total assets	$5,227,769	$5,070,440	$5,529,645

Liabilities
Reserve for losses and loss adjustment expenses	$1,729,469	$1,242,599	$443,020
Unearned premiums	626,462	611,247	537,857
Debt	414,378	496,593	496,593
Other liabilities	217,591	207,039	387,214

Total liabilities	2,987,900	2,557,478	1,864,684
Shareholders’ equity
Common stock	1,193	1,193	1,192
Additional paid-in capital, treasury stock and retained earnings	1,964,786	2,196,692	3,391,493
Accumulated other comprehensive income, net of deferred taxes	273,890	315,077	272,276

Total shareholders’ equity	2,239,869	2,512,962	3,664,961

Total liabilities and shareholders’ equity	$5,227,769	$5,070,440	$5,529,645

Basic shares issued and outstanding	81,213	81,120	86,835

Book value per share	$27.58	$30.98	$42.21

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED MARCH 31, 2008 AND 2007

	U.S. Mortgage Insurance Operations (1)	International Operations (2)	Financial Guaranty (3)	Corporate and Other (4)	Consolidated Total
	Three Months Ended March 31, 2008 (Unaudited)
	(Dollars in thousands)
Net premiums written	$204,998	$50,285	$34	$8	$255,325

Revenues
Premiums earned	$207,824	$53,717	$412	$12	$261,965
Net gain from credit default swaps	—	800	—	—	800
Net investment income	28,000	26,872	2,230	1,211	58,313
Net realized investment gains (losses)	41,551	9,470	—	(11)	51,010
Change in fair value of certain debt instruments (17)	—	—	—	28,708	28,708
Impairment of unconsolidated subsidiary (16)	—	—	(87,981)	—	(87,981)
Other (loss) income	(76)	(82)	—	3,243	3,085

Total revenues	277,299	90,777	(85,339)	33,163	315,900

Losses and expenses
Losses and loss adjustment expenses	537,033	39,675	3,086	—	579,794
Amortization of deferred policy acquisition costs	4,251	5,334	311	—	9,896
Other underwriting and operating expenses (6)	22,339	16,862	1,436	18,283	58,920
Interest expense (11)	32	—	731	7,600	8,363

Total losses and expenses	563,655	61,871	5,564	25,883	656,973

(Loss) income before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(286,356)	28,906	(90,903)	7,280	(341,073)
Equity in earnings (losses) from unconsolidated subsidiaries (5)	2,880	—	(36,236)	(121)	(33,477)

(Loss) income before income taxes	(283,476)	28,906	(127,139)	7,159	(374,550)
Income tax (benefit) expense	(110,999)	11,130	(2,901)	2,184	(100,586)

Net (loss) income	$(172,477)	$17,776	$(124,238)	$4,975	$(273,964)

Loss ratio (7)	258.4%	73.9%
Expense ratio (7)	13.0%	44.1%
Combined ratio	271.4%	118.0%

	Three Months Ended March 31, 2007 (Unaudited)
	(Dollars in thousands)
Net premiums written	$195,916	$43,382	$4,741	$12	$244,051

Revenues
Premiums earned	$193,759	$42,382	$207	$13	$236,361
Net investment income	28,322	19,164	2,321	2,832	52,639
Net realized investment gains (losses)	2,267	37	—	(726)	1,578
Other (loss) income	(13)	2,217	—	1,706	3,910

Total revenues	224,335	63,800	2,528	3,825	294,488

Losses and expenses
Losses and loss adjustment expenses	92,784	16,536	—	—	109,320
Amortization of deferred policy acquisition costs	12,582	3,761	102	—	16,445
Other underwriting and operating expenses (6)	27,661	10,573	454	24,013	62,701
Interest expense	—	6	731	7,522	8,259

Total losses and expenses	133,027	30,876	1,287	31,535	196,725

Income (loss) before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	91,308	32,924	1,241	(27,710)	97,763
Equity in earnings (losses) from unconsolidated subsidiaries (5)	4,861	—	31,703	(55)	36,509

Income (loss) before income taxes	96,169	32,924	32,944	(27,765)	134,272
Income tax expense (benefit)	27,293	9,798	3,080	(7,932)	32,239

Net income (loss)	$68,876	$23,126	$29,864	$(19,833)	$102,033

Loss ratio (7)	47.9%	39.0%
Expense ratio (7)	20.5%	33.0%
Combined ratio	68.4%	72.0%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (1)	International Operations (2)	Financial Guaranty (3)	Corporate and Other (4)	Consolidated Total
	March 31, 2008 (Unaudited)
	(Dollars in thousands)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$1,746,902	$1,661,018	$163,534	$51,979	$3,623,433
Equity securities:
Common	14,159	1,867	—	1,242	17,268
Preferred	260,646	—	21,102	—	281,748
Short term investments	951	643	—	1,300	2,894

Total investments	$2,022,658	$1,663,528	$184,636	$54,521	$3,925,343
Cash and cash equivalents	285,074	122,802	7,419	40,214	455,509
Investments in unconsolidated subsidiaries (5)	133,664	—	25,998	15,493	175,155
Reinsurance recoverable	123,864	1,068	6,078	—	131,010
Deferred policy acquisition costs	15,992	46,359	3,600	—	65,951
Property, equipment and software, net of accumulated depreciation and amortization	73,832	6,879	174	78,627	159,512
Other assets	242,679	56,466	7,323	8,821	315,289

Total assets	$2,897,763	$1,897,102	$235,228	$197,676	$5,227,769

Liabilities
Reserve for losses and loss adjustment expenses	$1,589,253	$135,016	$5,200	$—	$1,729,469
Unearned premiums	104,674	515,431	6,331	26	626,462
Long-term debt	—	—	50,000	364,378	414,378
Other liabilities (assets)	185,738	69,042	(45,082)	7,893	217,591

Total liabilities	1,879,665	719,489	16,449	372,297	2,987,900
Shareholders’ equity
Common stock, additional paid-in capital, treasury stock and retained earnings	1,026,508	885,145	224,150	(169,824)	1,965,979
Accumulated other comprehensive (loss) income, net of deferred taxes	(8,410)	292,468	(5,371)	(4,797)	273,890

Total shareholders’ equity (deficit)	1,018,098	1,177,613	218,779	(174,621)	2,239,869

Total liabilities and shareholders’ equity	$2,897,763	$1,897,102	$235,228	$197,676	$5,227,769

	December 31, 2007 (Audited)
	(Dollars in thousands)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$1,531,606	$1,514,198	$167,915	$52,974	$3,266,693
Equity securities:
Common	116,005	42,689	—	1,242	159,936
Preferred	277,165	—	22,465	—	299,630
Short term investments	951	641	—	1,300	2,892

Total investments	$1,925,727	$1,557,528	$190,380	$55,516	$3,729,151
Cash and cash equivalents	229,446	135,702	11,252	51,512	427,912
Investments in unconsolidated subsidiaries (5)	131,225	—	163,661	14,914	309,800
Reinsurance recoverable	35,930	987	—	—	36,917
Deferred policy acquisition costs	10,474	45,327	3,911	—	59,712
Property, equipment and software, net of accumulated depreciation and amortization	75,884	6,549	187	79,142	161,762
Other assets	188,018	54,594	52,917	49,657	345,186

Total assets	$2,596,704	$1,800,687	$422,308	$250,741	$5,070,440

Liabilities
Reserve for losses and loss adjustment expenses	$1,133,080	$106,869	$2,650	$—	$1,242,599
Unearned premiums	107,200	497,309	6,709	29	611,247
Debt	—	—	50,000	446,593	496,593
Other liabilities (assets)	129,246	75,416	2,892	(515)	207,039

Total liabilities	1,369,526	679,594	62,251	446,107	2,557,478
Shareholders’ equity
Common stock, additional paid-in capital, treasury stock and retained earnings	1,173,202	866,585	348,388	(190,290)	2,197,885
Accumulated other comprehensive income (loss), net of deferred taxes	53,976	254,508	11,669	(5,076)	315,077

Total shareholders’ equity (deficit)	1,227,178	1,121,093	360,057	(195,366)	2,512,962

Total liabilities and shareholders’ equity	$2,596,704	$1,800,687	$422,308	$250,741	$5,070,440

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT(1) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(Dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums written:
Gross premiums written	$262,870	$258,026	$266,545	$236,412	$240,430	$1,001,413
Ceded and refunded premiums, net of assumed premiums	(57,872)	(57,773)	(52,147)	(47,232)	(44,514)	(201,666)

Net premiums written	204,998	200,253	214,398	189,180	195,916	799,747
Change in unearned premiums	2,826	6,001	(8,859)	6,205	(2,157)	1,190

Premiums earned	$207,824	$206,254	$205,539	$195,385	$193,759	$800,937
Net investment income	28,000	27,281	28,786	25,966	28,322	110,355
Net realized investment gains (losses)	41,551	(1,526)	2,865	981	2,267	4,587
Other (loss) income	(76)	(86)	167	17	(13)	85

Total revenues	277,299	231,923	237,357	222,349	224,335	915,964

Losses and expenses
Losses and loss adjustment expenses	537,033	520,611	348,314	134,384	92,784	1,096,093
Amortization of deferred policy acquisition costs	4,251	46,213	12,809	12,610	12,582	84,214
Other underwriting and operating expenses	22,339	22,717	18,420	26,759	27,661	95,557
Interest expense	32	33	36	39	—	108

Total losses and expenses	563,655	589,574	379,579	173,792	133,027	1,275,972

(Loss) income before equity in earnings from unconsolidated subsidiaries and income taxes	(286,356)	(357,651)	(142,222)	48,557	91,308	$(360,008)
Equity in earnings from unconsolidated subsidiaries	2,880	3,474	4,167	4,617	4,861	17,119

(Loss) income before income taxes	(283,476)	(354,177)	(138,055)	53,174	96,169	(342,889)
Income tax (benefit) expense	(110,999)	(118,160)	(72,833)	11,627	27,293	(152,073)

Net (loss) income	$(172,477)	$(236,017)	$(65,222)	$41,547	$68,876	$(190,816)

Loss ratio (7)	258.4%	252.4%	169.5%	68.8%	47.9%	136.9%
Expense ratio (7)	13.0%	34.4%	14.6%	20.8%	20.5%	22.5%
Combined ratio	271.4%	286.8%	184.1%	89.6%	68.4%	159.4%

	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$1,746,902	$1,531,606	$1,567,122	$1,523,285	$1,540,150
Equity securities:
Common	14,159	116,005	135,738	141,255	129,096
Preferred	260,646	277,165	283,051	236,403	229,948
Short term investments	951	951	951	947	930

Total investments	$2,022,658	$1,925,727	$1,986,862	$1,901,890	$1,900,124
Cash and cash equivalents	285,074	229,446	91,460	165,114	262,327
Investments in unconsolidated subsidiaries	133,664	131,225	127,206	122,072	137,041
Reinsurance recoverable	123,864	35,930	3,782	2,554	2,669
Deferred policy acquisition costs	15,992	10,474	43,344	43,906	43,193
Property, equipment and software, net of accumulated depreciation and amortization	73,832	75,884	80,170	83,293	84,448
Other assets	242,679	188,018	186,915	139,745	124,958

Total assets	$2,897,763	$2,596,704	$2,519,739	$2,458,574	$2,554,760

Liabilities
Reserve for losses and loss adjustment expenses	$1,589,253	$1,133,080	$698,238	$444,594	$386,036
Unearned premiums	104,674	107,200	112,634	103,331	108,968
Other liabilities	185,738	129,246	205,749	265,268	347,720

Total liabilities	1,879,665	1,369,526	1,016,621	813,193	842,724
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	1,026,508	1,173,202	1,422,818	1,564,260	1,627,452
Accumulated other comprehensive (loss) income, net of deferred taxes	(8,410)	53,976	80,300	81,121	84,584

Total shareholder’s equity	1,018,098	1,227,178	1,503,118	1,645,381	1,712,036

Total liabilities and shareholder’s equity	$2,897,763	$2,596,704	$2,519,739	$2,458,574	$2,554,760

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(Dollars in millions)
New Insurance Written
Flow insurance written	$5,952	$8,701	$11,091	$10,268	$7,524	$37,584
Structured insurance written	167	369	3,404	1,337	3,439	8,549

Primary new insurance written	$6,119	$9,070	$14,495	$11,605	$10,963	$46,133

Primary new risk written	$1,417	$2,215	$3,533	$2,806	$2,920	$11,474
Pool new insurance written (8)	$274	$968	$1,953	$5,270	$6,188	$14,379
Pool new risk written (8)	$4	$14	$41	$122	$178	$355
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	15%	21%	31%	35%	36%	32%
95.01% to 97% LTV’s	2%	2%	2%	3%	3%	3%
90.01% to 95% LTV’s	23%	26%	26%	21%	22%	24%
85.01% to 90% LTV’s	44%	40%	30%	31%	27%	31%
85% and below	16%	11%	11%	10%	12%	10%
Less than A quality loans	4%	8%	12%	10%	9%	10%
Alt-A loans	13%	15%	22%	32%	38%	27%
Interest only loans	8%	12%	18%	24%	26%	20%
Payment option ARMS	0%	1%	2%	3%	3%	3%
ARMs	2%	3%	8%	8%	16%	9%
Monthlies	98%	98%	86%	98%	95%	94%
Refinances	45%	36%	31%	38%	47%	37%
Structured transactions	3%	4%	23%	12%	31%	19%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in millions, except loan size)
Primary Insurance and Risk in Force
Primary insurance in force
Flow	$103,860	$102,410	$98,105	$91,864	$87,184
Structured transactions	20,403	21,213	21,864	19,803	19,701

Total	$124,263	$123,623	$119,969	$111,667	$106,885

Primary risk in force
Flow	$26,156	$25,852	$24,754	$23,075	$21,837
Structured transactions	4,896	5,115	5,324	5,016	5,138

Total	$31,052	$30,967	$30,078	$28,091	$26,975

Pool risk in force (8)	$3,443	$3,464	$3,476	$3,461	$3,373
Primary risk in force - credit score distribution
Flow
620 or above	93.2%	93.1%	93.1%	93.6%	93.8%
619-575	5.3%	5.3%	5.3%	5.0%	4.9%
574 or below	1.5%	1.6%	1.6%	1.4%	1.3%
Structured transactions
620 or above	86.2%	86.1%	86.1%	85.4%	85.3%
619-575	8.7%	8.8%	8.8%	9.2%	9.2%
574 or below	5.1%	5.1%	5.1%	5.4%	5.5%
Total
620 or above	92.1%	91.9%	91.9%	92.1%	92.2%
619-575	5.8%	5.9%	5.9%	5.8%	5.7%
574 or below	2.1%	2.2%	2.2%	2.1%	2.1%
Primary average loan size (in thousands)
Flow	$155.6	$153.7	$150.6	$146.6	$142.8
Structured transactions	$160.8	$161.7	$162.0	$159.6	$159.2
Total	$156.4	$155.0	$152.6	$148.7	$145.5
Loss severity (14) - primary (quarterly)
Flow	95.7%	95.5%	90.6%	87.9%	88.5%
Structured transactions	98.9%	94.6%	92.0%	92.5%	90.3%
Total	96.9%	95.2%	91.1%	89.3%	89.0%
Persistency (15)
Primary persistency rate	77.6%	75.5%	73.3%	71.7%	70.7%
Risk-to-capital ratio (9)	11.9 to 1	10.8 to 1	9.6 to 1	8.6 to 1	8.3 to 1

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

	3/31/2008		12/31/2007		3/31/2007
	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
	(In millions)		(In millions)		(In millions)
Policy Year As a Percentage of Primary Risk in Force (RIF)
Prior to 1999	$411	1.3%	$436	1.4%	$529	2.0%
1999	300	1.0%	312	1.0%	355	1.3%
2000	137	0.4%	144	0.5%	173	0.6%
2001	509	1.6%	539	1.7%	650	2.4%
2002	1,109	3.6%	1,173	3.8%	1,425	5.3%
2003	2,992	9.6%	3,174	10.2%	3,818	14.2%
2004	3,163	10.2%	3,344	10.8%	4,159	15.4%
2005	4,596	14.8%	4,829	15.6%	5,851	21.7%
2006	5,914	19.1%	6,191	20.0%	7,132	26.4%
2007	10,519	33.9%	10,825	35.0%	2,883	10.7%
2008	1,402	4.5%	—	0.0%	—	0.0%

Total	$31,052		$30,967		$26,975

	3/31/2008		12/31/2007		3/31/2007
	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk in Force,
(Ranking based on 3/31/08 RIF)
Florida	10.8%	14.0%	10.8%	10.6%	10.8%	4.0%
California	8.4%	14.0%	8.1%	10.9%	7.0%	4.3%
Texas	7.2%	6.2%	7.2%	6.0%	7.2%	5.1%
Illinois	5.0%	9.0%	5.0%	8.2%	5.2%	5.5%
Georgia	4.6%	10.0%	4.7%	9.5%	4.7%	7.2%
Ohio	3.8%	10.7%	3.8%	10.8%	4.2%	8.5%
New York	3.6%	7.1%	3.6%	6.8%	3.7%	5.3%
Pennsylvania	3.3%	7.5%	3.3%	7.5%	3.6%	5.7%
Washington	3.1%	4.2%	3.1%	3.6%	2.9%	2.7%
New Jersey	3.0%	8.8%	3.0%	7.5%	3.0%	4.7%

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
As a Percentage of Primary Risk in Force - loan to value ratios
High LTV (above 97% LTV’s)	24.4%	24.6%	23.9%	22.4%	20.3%
95.01% to 97% LTV’s	3.8%	3.8%	4.0%	4.3%	4.5%
90.01% to 95% LTV’s	29.4%	29.5%	29.3%	29.4%	30.1%
85.01% to 90% LTV’s	35.3%	35.0%	34.9%	35.7%	36.5%
85% and below	7.1%	7.1%	7.9%	8.2%	8.6%
As a Percentage of Primary Risk in Force:
Less-than-A quality (FICO scores below 620)	7.9%	8.1%	8.1%	7.9%	7.8%
Less-than-A quality (FICO scores below 575) (A)	2.1%	2.2%	2.2%	2.1%	2.1%
Alt-A Loans:
With FICO scores of 660 and above	19.4%	19.6%	20.0%	19.3%	18.3%
With FICO scores below 660 and above 619	3.0%	3.2%	3.4%	3.7%	3.8%

Total Alt-A Loans	22.4%	22.8%	23.4%	23.0%	22.1%
ARMs (B)	12.1%	12.8%	14.1%	16.0%	17.7%
Interest Only (C)	14.0%	14.2%	14.2%	13.6%	12.1%
Payment Option ARMs	3.7%	3.8%	3.9%	4.2%	4.3%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI's less-than-A quality loan portfolio.

(B)	Approximately 3.0% and 1.1% of RIF are subject to initial payment adjustment in 2008 and 2009, respectively.

(C)	Approximately 97.8% and 96.2% of interest only loans written in 2007 and the first three months of 2008, respectively, have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (13)
		(Dollars in millions, except claim size)
Primary loans, defaults and default rates
Primary policies in force	794,323	797,419	786,301	750,835	734,431	797,419
Primary loans in default	69,718	63,197	50,742	42,349	39,206	63,197
Primary default rate	8.78%	7.93%	6.45%	5.64%	5.34%	7.93%
Flow only default rate	7.57%	6.74%	5.38%	4.70%	4.54%	6.74%
Structured transactions only default rate	15.14%	13.92%	11.65%	10.37%	9.29%	13.92%
Pool default rate	9.20%	7.76%	6.18%	5.17%	4.82%	7.76%
Primary default rates by loan type
Alt-A loans	17.47%	13.86%	9.92%	7.32%	6.06%	13.86%
Less than A quality loans	20.74%	20.21%	17.27%	16.83%	16.94%	20.21%
Above 97s	10.18%	9.11%	6.98%	6.02%	5.74%	9.11%
ARMs (excluding 2/28 Hybrid ARMs)	19.03%	15.48%	11.74%	9.72%	8.43%	15.48%
2/28 Hybrid ARMs	42.95%	38.62%	31.00%	22.06%	18.08%	38.62%
Payment option ARMs	19.59%	14.46%	9.28%	6.32%	4.34%	14.46%
Interest Only	15.04%	10.98%	7.11%	5.02%	4.15%	10.98%
Claims paid (in millions)
Primary claims paid - flow	$93.0	$71.0	$57.7	$46.7	$46.9	$222.3
Primary claims paid - structured transactions	59.9	34.7	29.4	21.6	18.4	104.1
Supplemental and other	1.8	3.5	0.6	(0.5)	(0.4)	3.2

Total primary claims paid	154.7	109.2	87.7	67.8	64.9	329.6
Total pool and other	7.9	5.3	4.9	4.5	4.4	19.1

Total claims paid	162.6	114.5	92.6	72.3	69.3	348.7
Loss adjustment expenses	6.2	3.4	3.3	3.4	3.5	13.6

Total claims paid including loss adjustment expenses	$168.8	$117.9	$95.9	$75.7	$72.8	$362.3
Number of primary claims paid	3,722	2,889	2,675	2,336	2,362	10,262
Average primary claim size (in thousands)	$41.6	$37.8	$32.8	$29.0	$27.5	$32.1
Captive reinsurance arrangements (quarter-to-date)
Percentage of flow NIW subject to captive reinsurance arrangements	68.4%	74.3%	64.2%	60.9%	49.2%	62.7%
Percentage of primary NIW subject to captive reinsurance arrangements	66.5%	71.3%	49.1%	53.9%	34.0%	51.1%
Percentage of primary IIF subject to captive reinsurance arrangements	53.0%	52.2%	50.2%	50.3%	51.0%	52.2%
Percentage of primary RIF subject to captive reinsurance arrangements	53.1%	52.3%	50.2%	50.2%	50.8%	52.3%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS ANALYSIS OF LOSS RESERVES

Loss Reserve Analysis

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in millions)
Beginning reserves for losses and LAE at January 1,	$1,133.1	$366.2	$366.2	$366.2	$366.2
Reinsurance recoverables	(35.9)	(2.9)	(2.9)	(2.9)	(2.9)

Net balance at January 1,	1,097.2	363.3	363.3	363.3	363.3
Loss and LAE incurred (principally with respect to defaults occuring in ):
Current year	363.2	894.4	419.6	181.5	80.1
Prior years	173.8	201.7	155.9	45.7	12.7

Total incurred	537.0	1,096.1	575.5	227.2	92.8
Loss and LAE payments (principally with respect to defaults occuring in ):
Current year	(0.1)	(43.6)	(12.3)	(1.0)	(0.1)
Prior years	(168.7)	(318.6)	(232.1)	(147.5)	(72.7)

Total payments	(168.8)	(362.2)	(244.4)	(148.5)	(72.8)
Net ending balance	1,465.4	1,097.2	694.4	442.0	383.3
Reinsurance recoverables	123.9	35.9	3.8	2.6	2.7

Ending reserves for losses and LAE	$1,589.3	$1,133.1	$698.2	$444.6	$386.0

Loss Reserves by Book Year

	3/31/2008	12/31/2007	12/31/2006	12/31/2005
	(Dollars in thousands)
2002 and prior	$134,477	$117,987	$103,053	$149,157
2003	95,622	87,713	65,107	80,443
2004	133,461	119,017	76,606	80,865
2005	298,904	238,077	83,339	35,071
2006	462,662	345,918	38,077	—
2007	461,633	224,368	—	—
2008	2,494	—	—	—

Total Loss Reserves	$1,589,253	$1,133,080	$366,182	$345,536

	3/31/2008		12/31/2007		9/30/2007		6/30/2007		3/31/2007
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	69,718	$1,498.9	63,197	$1,054.3	50,742	$651.2	42,349	$402.8	39,206	$348.7
Pool insurance (8)	33,536	90.4	29,143	78.8	23,789	47.0	20,238	41.8	18,500	37.3

Total	103,254	$1,589.3	92,340	$1,133.1	74,531	$698.2	62,587	$444.6	57,706	$386.0

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (12)
	(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$1,353	$1,389	$1,621	$1,566	$1,053	$5,629
Primary insurance in force	$19,530	$18,942	$18,265	$17,415	$16,670	$18,942
Primary risk in force	$4,871	$4,721	$4,532	$4,292	$4,085	$4,721
Policies in force	129,032	126,342	123,164	118,933	115,224	126,342
Primary loans in default	1,832	1,796	1,516	1,259	1,130	1,796
Primary default rate	1.42%	1.42%	1.23%	1.06%	0.98%	1.42%
Persistency	81.6%	81.6%	80.7%	79.2%	78.5%	81.6%
Primary claims paid (in thousands)	$4,033	$3,726	$3,235	$2,392	$2,131	$11,484
Number of primary claims paid	118	112	116	83	75	386
Average primary claim size (in thousands)	$34.2	$33.3	$27.9	$28.8	$28.4	$29.8

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (2) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(U.S. dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$50,285	$62,817	$62,109	$65,376	$43,382	$233,684

Revenues
Premiums earned	$53,717	$52,940	$50,839	$46,384	$42,382	$192,545
Net income (loss) from credit default swaps	800	$(9,483)	$(8,371)	$1,579	$1,828	$(14,447)
Net investment income	26,872	23,905	22,366	20,581	19,164	86,016
Net realized investment gains (losses)	9,470	183	(231)	53	37	42
Other (loss) income	(82)	476	577	(614)	389	828

Total revenues	90,777	68,021	65,180	67,983	63,800	264,984

Losses and expenses
Losses and loss adjustment expenses	39,675	51,420	24,530	11,776	16,536	104,262
Amortization of deferred policy acquisition costs	5,334	6,882	4,939	4,131	3,761	19,713
Other underwriting and operating expenses	16,862	14,505	14,740	12,657	10,573	52,475
Interest expense	—	—	—	—	6	6

Total losses and expenses	61,871	72,807	44,209	28,564	30,876	176,456

Income (loss) before income taxes	28,906	(4,786)	20,971	39,419	32,924	88,528
Income tax expense	11,130	5,326	7,092	11,322	9,798	33,538

Net income (loss)	$17,776	$(10,112)	$13,879	$28,097	$23,126	$54,990

Loss ratio (7)	73.9%	97.1%	48.3%	25.4%	39.0%	54.1%
Expense ratio (7)	44.1%	34.0%	31.7%	25.7%	33.0%	30.9%
Combined ratio	118.0%	131.1%	80.0%	51.1%	72.0%	85.0%

	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$1,661,018	$1,514,198	$1,522,699	$1,318,542	$1,219,205
Equity securities: common	1,867	42,689	44,650	42,026	37,417
Short term investments	643	641	1,413	2,052	3,570

Total investments	$1,663,528	$1,557,528	$1,568,762	$1,362,620	$1,260,192
Cash and cash equivalents	122,802	135,702	112,847	216,869	138,444
Reinsurance recoverable	1,068	987	956	916	904
Deferred policy acquisition costs	46,359	45,327	47,541	45,960	43,397
Property, equipment and software, net of accumulated depreciation and amortization	6,879	6,549	6,400	5,508	4,149
Other assets	56,466	54,594	48,833	41,695	57,237

Total assets	$1,897,102	$1,800,687	$1,785,339	$1,673,568	$1,504,323

Liabilities
Reserve for losses and loss adjustment expenses	$135,016	$106,869	$72,148	$62,357	$56,984
Unearned premiums	515,431	497,309	493,486	461,464	422,733
Other liabilities	69,042	75,416	65,947	62,844	69,810

Total liabilities	719,489	679,594	631,581	586,665	549,527
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	885,145	866,585	876,693	862,812	760,243
Accumulated other comprehensive income, net of deferred taxes	292,468	254,508	277,065	224,091	194,553

Total shareholder’s equity	1,177,613	1,121,093	1,153,758	1,086,903	954,796

Total liabilities and shareholder’s equity	$1,897,102	$1,800,687	$1,785,339	$1,673,568	$1,504,323

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI AUSTRALIA QUARTERLY FINANCIAL INFORMATION

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(U.S. dollars in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Revenues
Premiums written
Gross premiums written	$42,236	$59,041	$56,816	$60,572	$39,525	$215,954
Ceded and refunded premiums	(2,722)	(1,525)	(1,596)	(1,461)	(1,291)	(5,873)

Net premiums written	39,514	57,516	55,220	59,111	38,234	210,081
Change in unearned premiums	7,761	(11,103)	(10,996)	(19,006)	(1,870)	(42,975)

Premiums earned	47,275	46,413	44,224	40,105	36,364	167,106
Net investment income	21,409	20,325	18,779	17,251	16,146	72,501
Net realized investment gains (losses)	9,654	160	36	68	(75)	189
Other (loss) income	(111)	574	487	(599)	488	950

Total revenues	78,227	67,472	63,526	56,825	52,923	240,746

Losses and expenses
Losses and loss adjustment expenses	20,634	29,350	21,849	10,144	16,157	77,500
Amortization of deferred policy acquisition costs	4,773	4,054	4,424	3,655	3,363	15,496
Other underwriting and operating expenses	9,289	8,223	9,235	8,212	7,460	33,130
Interest expense	—	—	—	—	6	6

Total losses and expenses	34,696	41,627	35,508	22,011	26,986	126,132

Income before income taxes	43,531	25,845	28,018	34,814	25,937	114,614
Income tax expense	13,041	8,030	8,304	10,385	7,890	34,609

Net income	$30,490	$17,815	$19,714	$24,429	$18,047	$80,005

Net income (AUS $ in thousands)	$33,601	$19,867	$23,225	$29,320	$22,953	$95,365

Loss Ratio (7)	43.6%	63.2%	49.4%	25.2%	44.4%	46.4%
Expense Ratio (7)	35.6%	21.3%	24.7%	20.1%	28.3%	23.1%
Combined Ratio	79.2%	84.5%	74.1%	45.3%	72.7%	69.5%

	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$1,302,855	$1,182,179	$1,194,701	$1,064,267	$966,509
Equity securities	1,863	42,685	44,646	42,022	37,413

Total investments	$1,304,718	$1,224,864	$1,239,347	$1,106,289	$1,003,922
Cash and cash equivalents	55,968	69,824	45,737	100,268	108,573
Deferred policy acquisition costs	38,844	38,958	39,961	39,495	37,790
Property, equipment and software, net of accumulated depreciation and amortization	4,699	4,325	4,141	3,725	2,653
Other assets	37,417	40,787	37,829	32,493	40,884

Total assets	$1,441,646	$1,378,758	$1,367,015	$1,282,270	$1,193,822

Liabilities
Reserve for losses and loss adjustment expenses	$74,050	$65,060	$51,284	$44,023	$39,167
Unearned premiums	464,575	452,743	448,166	417,721	379,252
Other liabilities	13,133	27,159	24,857	32,385	39,844

Total liabilities	551,758	544,962	524,307	494,129	458,263
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	676,633	645,359	627,544	607,829	583,401
Accumulated other comprehensive income, net of deferred taxes	213,255	188,437	215,164	180,312	152,158

Total shareholder’s equity	889,888	833,796	842,708	788,141	735,559

Total liabilities and shareholder’s equity	$1,441,646	$1,378,758	$1,367,015	$1,282,270	$1,193,822

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI AUSTRALIA STATISTICAL INFORMATION

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (12)
	(U.S. dollars in millions, except loan size, claims paid and claim size)
New insurance written
Flow insurance written	$4,654	$6,357	$6,142	$5,959	$4,300	$22,758
RMBS insurance written	408	1,714	3,594	6,151	3,284	14,743

New insurance written	$5,062	$8,071	$9,736	$12,110	$7,584	$37,501

Insurance in force
Flow	$115,740	$109,943	$112,150	$107,229	$98,630	$109,943
RMBS	66,962	65,586	70,647	65,632	58,068	65,586

Total	$182,702	$175,529	$182,797	$172,861	$156,698	$175,529

Risk in force
Flow	$101,151	$96,040	$97,858	$92,830	$85,349	$96,040
RMBS	66,738	65,364	70,424	65,405	57,858	65,364

Total	$167,889	$161,404	$168,282	$158,235	$143,207	$161,404

Average loan size (U.S. $ in thousands)
Flow	$181.4	$172.3	$170.7	$161.5	$150.7	$172.3
RMBS	$165.0	$158.5	$158.4	$149.5	$139.4	$158.5
Total	$175.0	$166.9	$165.7	$156.7	$146.3	$166.9
Loss severity (quarterly)
Flow	22.2%	21.7%	22.4%	21.4%	22.1%	22.0%
RMBS	28.3%	18.9%	20.7%	16.6%	16.6%	19.0%
Total	22.6%	21.6%	22.2%	20.8%	21.7%	21.7%
Primary loans, defaults and default rates
Policies in force - Flow	638,159	638,135	656,969	664,099	654,296	638,135
Policies in force - RMBS	405,823	413,718	445,912	439,106	416,678	413,718

Policies in force - Total	1,043,982	1,051,853	1,102,881	1,103,205	1,070,974	1,051,853

Loans in default - Flow	2,525	2,139	2,426	2,712	2,642	2,139
Loans in default - RMBS	753	527	493	444	421	527

Loans in default - Total	3,278	2,666	2,919	3,156	3,063	2,666

Default rate - Flow	0.40%	0.34%	0.37%	0.41%	0.40%	0.34%
Default rate - RMBS	0.19%	0.13%	0.11%	0.10%	0.10%	0.13%
Default rate - Total	0.31%	0.25%	0.26%	0.29%	0.29%	0.25%
Net claims paid (U.S. $ in thousands)
Net claims paid - Flow	$13,247	$14,125	$14,629	$6,530	$7,923	$43,207
Net claims paid - RMBS	1,171	777	2,167	787	466	4,197

Net claims paid - Total	$14,418	$14,902	$16,796	$7,317	$8,389	$47,404

Number of claims paid - Flow	189	208	222	117	115	662
Number of claims paid - RMBS	12	14	25	13	11	63

Number of claims paid - Total	201	222	247	130	126	725

Average claim size- Flow (U.S. $ in thousands)	$70.1	$67.9	$65.9	$55.8	$68.9	$65.3
Average claim size- RMBS	$97.6	$55.5	$86.7	$60.5	$42.4	$66.6
Average claim size- Total	$71.7	$67.1	$68.0	$56.3	$66.6	$65.4

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2008	2007
Income Statement Components - Quarter Ended	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(U.S. dollars in thousands, unless otherwise noted)
Net premiums written	$5,368	$2,802	$4,420	$3,497	$3,404	$14,123

Revenues
Premiums earned	$3,156	$3,704	$3,644	$3,519	$3,579	$14,446
Income (loss) from credit default swaps:
Realized gains from credit default swaps	3,408	(1,087)	176	1,579	1,828	2,496
Unrealized losses from credit default swaps	(2,608)	(8,396)	(8,547)	—	—	(16,943)

Net income (loss) from credit default swaps	800	(9,483)	(8,371)	1,579	1,828	(14,447)
Net investment income	3,972	1,919	2,080	2,225	2,408	8,632
Net realized investment (losses) gains	(231)	6	(267)	(15)	112	(164)
Other loss	—	—	(8)	(26)	(100)	(134)

Total revenues	7,697	(3,854)	(2,922)	7,282	7,827	8,333

Losses and expenses
Losses and loss adjustment expenses	18,975	22,111	2,719	1,611	364	26,805
Amortization of deferred policy acquisition costs	345	2,617	341	284	227	3,469
Other underwriting and operating expenses	4,633	4,283	3,880	3,108	2,769	14,040

Total losses and expenses	23,953	29,011	6,940	5,003	3,360	44,314

(Loss) income before income taxes	(16,256)	(32,865)	(9,862)	2,279	4,467	(35,981)
Income tax (benefit) expense	(2,336)	(3,281)	(1,417)	624	1,488	(2,586)

Net (loss) income	$(13,920)	$(29,584)	$(8,445)	$1,655	$2,979	$(33,395)

Net (loss) income (Euros in thousands)	(€8,857)	(€21,715)	(€6,144)	€1,227	€2,272	(€24,360)

Loss Ratio (7)	601.2%	596.9%	74.6%	45.8%	10.2%	185.6%
Expense Ratio (7)	92.7%	246.3%	95.5%	97.0%	88.0%	124.0%
Combined Ratio	693.9%	843.2%	170.1%	142.8%	98.2%	309.6%

Balance Sheet Components - As of Quarter End	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(U.S. dollars in thousands)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$222,364	$200,825	$203,992	$197,165	$198,445
Cash and cash equivalents	53,765	53,335	47,715	36,316	23,662
Reinsurance recoverable	1,068	987	956	916	904
Deferred policy acquisition costs	4,623	3,921	5,346	4,366	3,821
Property, equipment and software, net of accumulated depreciation and amortization	1,372	1,323	1,317	1,293	1,344
Other assets	15,837	11,780	10,103	9,327	14,809

Total assets	$299,029	$272,171	$269,429	$249,383	$242,985

Liabilities
Reserve for losses and loss adjustment expenses	$60,692	$41,579	$20,634	$18,083	$17,587
Unearned premiums	27,140	22,983	23,347	21,390	21,117
Other liabilities	50,432	45,534	36,772	24,154	26,697

Total liabilities	138,264	110,096	80,753	63,627	65,401
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	93,421	107,341	136,926	145,371	135,715
Accumulated other comprehensive income, net of deferred taxes	67,344	54,734	51,750	40,385	41,869

Total shareholder’s equity	160,765	162,075	188,676	185,756	177,584

Total liabilities and shareholder’s equity	$299,029	$272,171	$269,429	$249,383	$242,985

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI ASIA QUARTERLY FINANCIAL INFORMATION

	2008	2007
Income Statement Components - Quarter Ended	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(U.S. dollars in thousands, unless otherwise noted)
Reinsurance premiums written	$3,083	$2,499	$2,470	$2,768	$1,743	$9,480

Revenues
Premiums earned	$3,237	$2,823	$2,971	$2,760	$2,439	$10,993
Net investment income and other	744	740	720	606	610	2,676

Total revenues	3,981	3,563	3,691	3,366	3,049	13,669

Losses and expenses
Losses and loss adjustment expenses (reversals)	21	(41)	(38)	21	15	(43)
Amortization of deferred policy acquisition costs	216	211	174	192	171	748
Other underwriting and operating expenses	592	385	288	335	233	1,241

Total losses and expenses	829	555	424	548	419	1,946

Income before income taxes	3,152	3,008	3,267	2,818	2,630	11,723
Income tax expense	425	152	355	491	460	1,458

Net income	$2,727	$2,856	$2,912	$2,327	$2,170	$10,265

Net income (HK$ in thousands)	$21,254	$22,210	$22,728	$18,189	$16,938	$80,065

Loss Ratio (7)	0.6%	(1.5)%	(1.3)%	0.8%	0.6%	(0.4)%
Expense Ratio (7)	26.2%	23.8%	18.7%	19.0%	23.2%	21.0%
Combined Ratio	26.8%	22.3%	17.4%	19.8%	23.8%	20.6%

Balance Sheet Components - As of Quarter End	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(U.S. dollars in thousands)
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$70,120	$66,366	$64,195	$57,114	$54,255
Short term investments	643	641	1,413	2,052	3,570

Total investments	$70,763	$67,007	$65,608	$59,166	$57,825
Cash and cash equivalents	5,102	3,580	3,274	9,748	6,209
Deferred policy acquisition costs	2,509	2,448	2,234	2,099	1,786
Property, equipment and software, net of accumulated depreciation and amortization	115	129	159	167	152
Other assets	2,212	1,633	(462)	(383)	1,544

Total assets	$80,701	$74,797	$70,813	$70,797	$67,516

Liabilities
Reserve for losses and loss adjustment expenses	$230	$230	$230	$251	$230
Unearned premiums	21,478	21,583	21,973	22,353	22,364
Other liabilities	3,215	1,605	1,654	5,155	3,173

Total liabilities	24,923	23,418	23,857	27,759	25,767
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	52,045	49,318	46,462	43,549	41,222
Accumulated other comprehensive income (loss), net of deferred taxes	3,733	2,061	494	(511)	527

Total shareholder’s equity	55,778	51,379	46,956	43,038	41,749

Total liabilities and shareholder’s equity	$80,701	$74,797	$70,813	$70,797	$67,516

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (12)
	(U.S. dollars in millions, except claims paid)
New insurance written	$95	$236	$132	$141	$136	$645
New credit default swaps written	$—	$12,067	$1,919	$—	$—	$13,986
New reinsurance written	$1,934	$617	$1,402	$1,778	$504	$4,301
Insurance in force	$63,103	$62,929	$51,707	$48,120	$48,121	$62,929
Risk in force	$9,628	$9,420	$5,711	$3,813	$3,824	$9,420
Claims paid including credit default swaps (in thousands)	$3,562	$2,898	$3,207	$2,577	$1,547	$10,229

PMI ASIA STATISTICAL INFORMATION

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (12)
	(U.S. dollars in millions, except claims paid and average claim size)
New reinsurance written	$307	$256	$220	$212	$167	$855
Insurance in force	$2,804	$2,724	$2,663	$2,596	$2,526	$2,724
Risk in force	$310	$310	$314	$309	$306	$310
Policies in force	11,901	11,773	11,530	11,437	11,189	11,773
Loans in default	13	14	14	16	16	14
Default rate	0.11%	0.12%	0.12%	0.14%	0.14%	0.12%
Claims paid (in thousands)	$—	$24	$—	$—	$9	$33
Number of claims paid	—	1	—	—	1	2
Average claim size (in thousands)	$—	$24	$—	$—	$9	$17

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL GUARANTY SEGMENT (3) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(Dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$34	$396	$202	$1,414	$4,741	$6,753

Revenues
Premiums earned	$412	$436	$438	$552	$207	$1,633
Net investment income	2,230	2,250	2,321	2,314	2,321	9,206
Net realized investment gains (losses)	—	3	(354)	—	—	(351)
Impairment of unconsolidated subsidiary (16)	(87,981)	(38,499)	—	—	—	(38,499)

Total revenues	(85,339)	(35,810)	2,405	2,866	2,528	(28,011)

Losses and expenses
Losses and loss adjustment expenses	3,086	2,649	—	—	—	2,649
Amortization of deferred policy acquisition costs	311	313	274	269	102	958
Other underwriting and operating expenses	1,436	1,112	507	432	454	2,505
Interest expense (11)	731	731	731	732	731	2,925

Total losses and expenses	5,564	4,805	1,512	1,433	1,287	9,037

(Loss) income before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(90,903)	(40,615)	893	1,433	1,241	(37,048)
Equity in (losses) earnings from unconsolidated subsidiaries:
Equity in (losses) earnings excluding gains and losses on credit derivative contracts	(836)	(320,082)	29,542	35,302	31,577	(223,661)
Net realized and unrealized (losses) gains on credit derivative contracts	(35,400)	(474,555)	(56,283)	(4,460)	126	(535,172)

Equity in (losses) earnings from unconsolidated subsidiaries	(36,236)	(794,637)	(26,741)	30,842	31,703	(758,833)

(Loss) income before income taxes	(127,139)	(835,252)	(25,848)	32,275	32,944	(795,881)
Income tax (benefit) expense	(2,901)	(69,096)	(1,456)	3,261	3,080	(64,211)

Net (loss) income	$(124,238)	$(766,156)	$(24,392)	$29,014	$29,864	$(731,670)

	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$163,534	$167,915	$167,276	$165,422	$133,461
Equity securities: preferred	21,102	22,465	26,880	25,131	24,459

Total investments	$184,636	$190,380	$194,156	$190,553	$157,920
Cash and cash equivalents	7,419	11,252	11,610	15,414	56,260
Investments in unconsolidated subsidiaries	25,998	163,661	984,417	996,431	977,523
Deferred policy acquisition costs	3,600	3,911	3,902	3,312	2,182
Property, equipment and software, net of accumulated depreciation and amortization	174	187	131	132	133
Other assets	13,401	52,917	3,838	4,282	5,282

Total assets	$235,228	$422,308	$1,198,054	$1,210,124	$1,199,300

Liabilities
Reserve for losses and loss adjustment expenses	$5,200	$2,650	$—	$—	$—
Unearned premiums	6,331	6,709	6,748	6,984	6,123
Long-term debt	50,000	50,000	50,000	50,000	50,000
Other liabilities	(45,082)	2,892	37,766	40,817	45,745

Total liabilities	16,449	62,251	94,514	97,801	101,868
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	224,150	348,388	1,105,295	1,114,767	1,097,493
Accumulated other comprehensive (loss) income, net of deferred taxes	(5,371)	11,669	(1,755)	(2,444)	(61)

Total shareholder’s equity	218,779	360,057	1,103,540	1,112,323	1,097,432

Total liabilities and shareholder’s equity	$235,228	$422,308	$1,198,054	$1,210,124	$1,199,300

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (4) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2008	2007
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(Dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$8	$19	$14	$7	$12	$52

Revenues
Premiums earned	$12	$10	$18	$16	$13	$57
Net investment income	1,211	1,400	1,935	2,258	2,832	8,425
Net realized investment (losses) gains	(11)	12,669	(1,886)	(620)	(726)	9,437
Change in fair value of certain debt instruments (17)	28,708	—	—	—	—	—
Other income	3,243	3,270	4,563	4,769	1,706	14,308

Total revenues	33,163	17,349	4,630	6,423	3,825	32,227

Losses and expenses
Losses and loss adjustment expenses	—	—	—	—	—	—
Other underwriting and operating expenses (6)	18,283	18,400	16,918	19,925	24,013	79,256
Interest expense	7,600	7,619	7,591	7,627	7,522	30,359

Total losses and expenses	25,883	26,019	24,509	27,552	31,535	109,615

Income (loss) before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	7,280	(8,670)	(19,879)	(21,129)	(27,710)	(77,388)
Equity in (losses) earnings from unconsolidated subsidiaries	(121)	8	(28)	289	(55)	214

Income (loss) before income taxes	7,159	(8,662)	(19,907)	(20,840)	(27,765)	(77,174)
Income tax expense (benefit)	2,184	(6,528)	(8,869)	(6,015)	(7,932)	(29,344)

Net income (loss)	$4,975	$(2,134)	$(11,038)	$(14,825)	$(19,833)	$(47,830)

	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments - available-for-sale, at fair value:
Fixed income securities	$51,979	$52,974	$53,088	$53,120	$53,849
Equity securities: common	1,242	1,242	1,275	3,477	4,250
Short term investments	1,300	1,300	1,301	1,300	1,300

Total investments	$54,521	$55,516	$55,664	$57,897	$59,399
Cash and cash equivalents	40,214	51,512	45,335	163,700	100,574
Investments in unconsolidated subsidiaries	15,493	14,914	15,158	15,224	15,200
Property, equipment and software, net of accumulated depreciation and amortization	78,627	79,142	79,594	80,807	81,867
Other assets	8,821	49,657	39,901	42,165	14,222

Total assets	$197,676	$250,741	$235,652	$359,793	$271,262

Liabilities
Unearned premiums	$26	$29	$21	$25	$33
Debt	364,378	446,593	446,593	446,593	446,593
Other (assets)	7,893	(515)	(16,256)	(2,423)	(76,061)

Total liabilities	372,297	446,107	430,358	444,195	370,565
Shareholder’s equity
Common stock, additional paid-in capital, treasury stock and retained earnings	(169,824)	(190,290)	(191,753)	(65,912)	(92,503)
Accumulated other comprehensive loss, net of deferred taxes	(4,797)	(5,076)	(2,953)	(18,490)	(6,800)

Total shareholder’s deficit	(174,621)	(195,366)	(194,706)	(84,402)	(99,303)

Total liabilities and shareholder’s equity (deficit)	$197,676	$250,741	$235,652	$359,793	$271,262